UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 1, 2023, Ideanomics, Inc., a Nevada corporation (“Parent”), filed a Form 8-K with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), reporting, among other items, that on January 25, 2023, Parent entered into, and on January 26, 2023, closed on an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with Via Motors International, Inc., a Delaware corporation (the “Company”). Parent is filing this Amendment No. 1 to the Original Form 8-K (the “Amended Form 8-K”) to amend and restate the Original Form 8-K in its entirety. Capitalized terms used in the Amended Form 8-K and not defined herein shall have the respective meanings given to them in the Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 30, 2021, Parent, entered into an Agreement and Plan of Merger (as amended on May 20, 2022 and June 15, 2022, the “Original Agreement”) by and among Parent, the Company, Longboard Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as Stockholders’ Representative, pursuant to which Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.

Amended and Restated Agreement and Plan of Merger

On January 25, 2023, the parties to the Original Agreement entered into the Merger Agreement. The Merger Agreement amended and restated the Original Agreement in its entirety to, among other things, provide for the following:

•	Certain key definitions in the Merger Agreement were amended, as listed below:

o	“Base Value” means $450,000,000.

o	“Earnout Period” means a period commencing from the Closing Date until December 31, 2027.

o	“Major Stockholder” means any Stockholder holding 33,000 or more shares of the Common Stock.

o	“Special Indemnity Escrow Amount” means $23,368,000.

o	“Target Net Working Capital” means negative $14,599,000.

•	Parent agreed to file the Certificate of Designation of Series C Convertible Preferred Stock with the office of the Secretary of the State Nevada.

•	Parent agreed to loan the Company such amounts as Parent and the Company mutually agree to meet certain operating expenses of the Company (the “Bridge Loans”), including any additional amounts, as described in the Merger Agreement.

•	Parent agreed to use best efforts to enter into a senior credit facility (the “Facility”) in an amount reasonably sufficient to enable the Company to continue business operations as contemplated (the “Facility Amount”) with such terms and conditions that are reasonably acceptable to the board of directors of Parent and the Company.

•	Parent and the Company agreed to the definitions and terms governing registration rights substantially in the form attached hereto as Exhibit 10.1.

•	Parent agreed to reserve and keep available out of Parent’s authorized and unissued shares of preferred stock, for the sole purpose of compliance with the terms of the Merger Agreement.

•	Each Major Stockholder agreed not sell, assign, or transfer or otherwise dispose of any of the stock consideration issued to such Major Stockholder.

The Merger Agreement is filed as Exhibit 2.1 to the Original Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Original Agreement only and are qualified by information in confidential disclosure schedules and any amendments thereof provided by the parties to each other in connection with the signing of the Original Agreement and Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

First Amendment to Merger Agreement

On January 31, 2023 (the “Closing Date”), the parties to the Merger Agreement amended the Merger Agreement as follows:

1. Section 2.6(a) of the Merger Agreement was deleted in its entirety and replaced with the following:

“Each In-the-Money Option that is vested and outstanding as of immediately prior to the Effective Time shall be cancelled immediately prior to the Effective Time and converted into the right to receive a number of shares of Parent Common Stock equal to the Per Share Merger Consideration, less the number of shares of Parent Common Stock equal to the per share exercise price of such Option, less the number of shares of Parent Common Stock equal to the value of any applicable Taxes required to be withheld according to applicable Law. At the Effective Time, each Out-of-Money Option that is outstanding as of the Effective Time, whether or not then vested or exercisable, shall be cancelled and extinguished.”

2. Section 2.6(b) of the Merger Agreement was deleted in its entirety and replaced with the following:

“At the Effective Time, with respect to each RSU that shall not vest upon the consummation of the Contemplated Transactions (each such RSU, a “Rollover RSU”) that is outstanding as of the Effective Time, Parent shall assume all the obligations of the Company under the Company Equity Plan and the applicable award agreements (including with respect to vesting and termination-related provisions, subject to the adjustment described in this Section 2.6(b)), except the Rollover RSUs shall be adjusted (each adjusted RSU, an “Adjusted RSU”) such that the aggregate Adjusted RSUs held by each holder of Rollover RSUs shall relate to such number of shares of Parent Common Stock as is equal to (i) the number of shares of Common Stock subject to the aggregate Rollover RSUs held by each such holder of Rollover RSUs immediately prior to the Effective Time, multiplied by (ii) the Per Share Merger Consideration, with any fractional shares rounded down to the nearest whole share.”

3. Section 2.6(c) of the Merger Agreement was deleted in its entirety and replaced with the following:

“Each RSU other than a Rollover RSUs that is outstanding as of immediately prior to the Effective Time shall be cancelled and converted into the right to receive a number of shares of Parent Common Stock equal to the product of (i) Per Share Merger Consideration, and (ii) the number of shares of Common Stock subject to the aggregate of such RSUs held by each such holder of RSUs immediately prior to the Effective Time, subject to applicable withholdings (which the Company and the participant may address via a sell to cover mechanism).”

4. The following defined terms in Section 1.1 of the Merger Agreement was deleted and replaced with the following:

“Special Indemnity Escrow Shares” means, collectively, (a) that number of shares of Parent Convertible Preferred Stock equal to the Special Indemnity Escrow Amount based on a valuation of such Parent Convertible Preferred Stock pursuant to the Signing VWAP, and (b) that number of shares of Parent Common Stock that the holders of RSUs (other than the Rollover RSUs) would otherwise receive upon the cancellation and conversion of such RSUs pursuant to Section 2.6(c), on a pro rata basis.

“Working Capital Escrow Shares” means, collectively, (a) that number of shares of Parent Convertible Preferred Stock equal to the Working Capital Escrow Amount based on a valuation of such Parent Convertible Preferred Stock pursuant to the Signing VWAP, and (b) that number of shares of Parent Common Stock that the holders of RSUs (other than the Rollover RSUs) would otherwise receive upon the cancellation and conversion of such RSUs pursuant to Section 2.6(c), on a pro rata basis.

The foregoing description of the First Amendment to the Merger Agreement is qualified in its entirety by reference to the First Amendment to the Amended and Restated Agreement and Plan of Merger, a copy of which is included as Exhibit 2.2 to this Amended Form 8-K, and incorporated herein by reference.

Closing of the Merger and Transactions Contemplated by the Merger Agreement, as amended on January 31, 2023

On the Closing Date, parties to the Merger Agreement consummated the Merger and transactions contemplated by the Merger Agreement, as amended as of the Closing Date.

Pursunat to the Merger Agreement, each share of common stock, par value $0.0001 per share, of Merger Sub (“Merger Sub Common Stock”), was converted into the Closing Consideration Shares (as defined below), of the Company. As consideration for the exchange of the common stock, the stockholders received an aggregate number of shares of common stock of Parent and convertible preferred stock of Parent (the “Closing Consideration Shares”). As promptly as possible, Parent agreed to deliver to the Stockholders’ Representative a statement showing the calculation of (i) the Closing Cash, Closing Net Working Capital, Closing Indebtedness, and Closing Transaction Expenses; and (ii) the Closing Consideration Shares substituting the Closing Cash, Closing Net Working Capital, Closing Indebtedness, and Closing Transaction Expenses as set forth in the Preliminary Statement for the Estimated Closing Cash, Estimated Closing Net Working Capital, Estimated Closing Indebtedness, and Estimated Closing Transaction Expenses as set forth in the Closing Date Statement, respectively. Consistent with the aforementioned formula, Closing Consideration Shares consisted of the following: (i) 11,864,890 shares of Parent Common Stock were paid out of Parent Equity Plan upon the Closing, as a direct replacement for equity incentive grants under the corresponding Company Equity Plan of VIA; (ii) 125,651,614 shares were paid in Parent Common Stock; and (iii) 1,159,276 shares of Parent Convertible Preferred Stock were issued and such shares of Parent Convertible Preferred Stock have a conversion ratio of 20:1 and are thus convertible into 23,185,518 shares of Parent Common Stock subject to stockholder approval of the Preferred Stock Conversion Proposal, and  such stockholder approval will be solicited in the Proxy Statement.

As an additional consideration in respect of the Common Stock and in consideration for achieving certain earnout targets, Parent agreed to pay an aggregate amount up to $180,000,000 (“Earnout Amount”) in the form of Parent Convertible Preferred Stock, to the Stockholders on a pro rata basis. If the Earnout Amount is paid in the form of Parent Convertible Preferred Stock, Parent agreed to issue to the Stockholders on a pro rata basis such number of Parent Convertible Preferred Stock equal to the product of (i) the Earnout Amount divided by (ii) the VWAP of the Parent Convertible Preferred Stock as of the date of such issuance.

Certificate of Designation of Series C Convertible Preferred Stock

The series of preferred stock created in connection with the Merger was designated as Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and the number of shares so designated are 2,000,000. Subject to the Certificate of Designation of Series C Preferred Stock, each share of Series C Preferred Stock is convertible into 20 shares of Common Stock of Parent. The Series C Preferred Stock does not have dividend rights. Except as otherwise required by law or expressly provided herein or in the Merger Agreement, each share of Series C Preferred Stock is entitled to vote on all matters submitted or required to be submitted to a vote of the stockholders of Parent and shall be entitled to the number of votes equal to the number of whole shares of common stock into which such shares of Series C Preferred Stock are or may be convertible.

The foregoing description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by the terms and conditions of the Certificate of Designation of Series C Convertible Preferred Stock, a copy of which is attached as Exhibit 3.1 to this Amended Form 8-K, and is incorporated herein by reference.

Registration Rights Agreement

In connection with the consummation of the Merger, Parent entered into a registration rights agreement whereby Parent agreed to register Parent Common Stock Payment Shares and any shares of common stock of Parent that are issuable upon conversion of the Series C Convertible Preferred Stock, in accordance with the terms attached as Exhibit 10.1 to this Amended Form 8-K.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Amended Form 8-K, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, in accordance with the terms and conditions of the Merger Agreement, Parent completed the Merger. The disclosures set forth in Item 1.01 are incorporated by reference into this Item 2.01.

The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Amended Form 8-K, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Unregistred Shares Issued to the Company

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K to the extent required. The securities are being offering and sold pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof, afforded by Section 4(a)(2) of the Securities Act.

Advance #4 under the SEPA

On January 26, 2023, pursuant to the previously disclosed Amended and Restated Standby Equity Purchase Agreement (the “SEPA”) dated September 14, 2022 between the Company and YA II PN, LTD. (“YA”), the Company requested the advance amount for 31,000,000 shares from YA, and YA prepaid the advance amount for $4,000,000. The Company may cause YA to purchase additional shares under the SEPA from time to time, subject to the satisfaction or waiver of the conditions and limitations set forth in the SEPA.

The shares of common stock were issued and sold to an accredited investor in reliance upon the exemption from the registration requirements of the Securities Act, afforded by Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, Parent filed Certificate of Designation of Series C Convertible Preferred Stock with the office of the Secretary of State of the State of Nevada.

The information titled “Certificate of Designation of Series C Convertible Preferred Stock” included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 of this Amended Form 8-K to the extent required.

A copy of the Certificate of Designation of Series C Convertible Preferred Stock is included as Exhibits 3.1 to this Amended Form 8-K, and are incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by this item will be filed by amendment to this Amended Form 8-K no later than 71 days after the date on which the Original Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Amended Form 8-K no later than 71 days after the date on which the Original Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1*	Amended and Restated Agreement and Plan of Merger entered into by and among Ideanomics, Inc., Via Motors International, Inc., Longboard Merger Corp., and Shareholder Representative Services LLC, dated as of January 24, 2023. [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35561) filed on February 1, 2023].
2.2	First Amendment to Amended and Restated Agreement and Plan of Merger dated as of January 24, 2023.
3.1	Certificate of Designation of Series C Convertible Preferred Stock. [incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35561) filed on February 1, 2023].
10.1	Form of Registration Rights Agreement. [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35561) filed on February 1, 2023].
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits and schedules to this Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: February 6, 2023	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer